UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14a INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant ☐

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☑	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

MANHATTAN BRIDGE CAPITAL, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant

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MANHATTAN BRIDGE CAPITAL, INC.

60 Cutter Mill Road

Great Neck, NY 11021

Notice of Annual Meeting of Stockholders

To be held on Tuesday, July 7, 2015

To Our Stockholders:

You are invited to attend the 2015 Annual Meeting of Stockholders of Manhattan Bridge Capital, Inc. at 9:00 a.m. local time, on Tuesday, July 7, 2015, at the offices of Morse, Zelnick, Rose & Lander, LLP, 825 Third Avenue, 16th Floor, New York, New York 10022.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

It is important that your shares be represented at this meeting to ensure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your shares represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your shares will be voted in accordance with the instructions you have given in your proxy.

Thank you for your continued support.

Sincerely,

Assaf Ran
President and Chief Executive Officer

MANHATTAN BRIDGE CAPITAL, INC.

60 Cutter Mill Road

Great Neck, NY 11021

Notice of Annual Meeting of Stockholders

To be held on Tuesday, July 7, 2015

The Annual Meeting of Stockholders of Manhattan Bridge Capital, Inc. (the “Company”) will be held at the offices of Morse, Zelnick, Rose & Lander, LLP, 825 Third Avenue, 16th Floor, New York, New York 10022, on Tuesday, July 7, 2015 at 9:00 a.m., local time, for the purpose of considering and acting upon the following:

1.	Election of five (5) Directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.

2.	Advisory approval of the appointment of Hoberman & Lesser, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2015.

4.	The transaction of such other business as may properly come before the meeting and any adjournment or adjournments thereof.

The Board of Directors has set the close of business on May 26, 2015 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be available for examination by any stockholder at the meeting. The meeting may be adjourned from time to time without notice other than by announcement at the meeting.

By order of the Board of Directors

Vanessa Kao
Secretary

Great Neck, New York

June 9, 2015

IMPORTANT:        IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

We appreciate your giving this matter your prompt attention.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON TUESDAY, JULY 7, 2015

The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement are also available at http://www.manhattanbridgecapital.com/meeting-2015.html

MANHATTAN BRIDGE CAPITAL, INC.

60 Cutter Mill Road

Great Neck, NY 11021

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To be held on Tuesday, July 7, 2015

Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors (the “Board”) of Manhattan Bridge Capital, Inc. (the “Company,” “we,” “us,” “our,” or any derivative thereof) to be used at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the offices of Morse, Zelnick, Rose & Lander, LLP, 825 Third Avenue, 16th Floor, New York, New York 10022, on Tuesday, July 7, 2015 at 9:00 a.m., local time, for the purposes set forth in the Notice of Meeting and this Proxy Statement. The Company’s principal executive offices are located at 60 Cutter Mill Road, Suite 205, Great Neck, New York 11021. The approximate date on which this Proxy Statement, the accompanying Proxy and Annual Report for the year ended December 31, 2014 will be mailed to stockholders is June 9, 2015.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON TUESDAY, JULY 7, 2015

The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement are also available at http://www.manhattanbridgecapital.com/meeting-2015.html

THE VOTING AND VOTE REQUIRED

Record Date and Quorum

Only stockholders of record at the close of business on May 26, 2015 (the "Record Date"), are entitled to notice of and vote at the Annual Meeting. On the Record Date, there were 6,096,089 outstanding shares of our common stock, par value $.001 per share, (“Common Stock” or “Common Share”). Each Common Share is entitled to one vote. Common Shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted as specified. Common Shares were our only voting securities outstanding on the Record Date. A quorum will be present at the Annual Meeting if stockholders owning a majority of the Common Shares outstanding on the Record Date are present at the meeting in person or by proxy.

Voting of Proxies

The persons acting as proxies (the “Proxyholders”) pursuant to the enclosed Proxy will vote the shares represented as directed in the signed proxy. Unless otherwise directed in the proxy, the Proxyholders will vote the shares represented by the proxy: (i) for the election of the director nominees named in this Proxy Statement; (ii) for the advisory approval of the appointment of Hoberman & Lesser, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2015; and (iii) in their discretion, on any other business that may come before the Annual Meeting and any adjournments of the Annual Meeting.

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. All shares represented by valid proxies will be voted in accordance with the instructions contained therein. In the absence of instructions, proxies will be voted FOR each of the stated matters being voted on at the Annual Meeting. A proxy may be revoked by the stockholder giving the proxy at any time before it is voted, by written notice addressed to and received by the Secretary of the Company or Secretary of the meeting, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the Annual Meeting. Attendance at the Annual Meeting, however, in and of itself does not revoke a prior proxy. In the case of the election of directors, shares represented by a proxy which are marked “WITHHOLD AUTHORITY” to vote for all director nominees will not be counted in determining whether a plurality vote has been received for the election of directors. Shares represented by proxies that are marked “ABSTAIN” on any other proposal will not be counted in determining whether the requisite vote has been received for such proposal. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies (“broker non-votes”), those shares will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote.

Voting Requirements

Election of Directors. The election of the five director nominees will require a plurality of the votes cast at the Annual Meeting. Votes may be cast in favor of or withheld with respect to each nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote. An abstention will be excluded entirely from the vote and will have no effect on the outcome of the vote.

Advisory Approval of the Appointment of Independent Auditors. The affirmative vote of a majority of the votes cast on the matter by stockholders entitled to vote at the Annual Meeting is required to approve the appointment of Hoberman & Lesser, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2015. An abstention from voting on approval of auditors will be treated as “present” for quorum purposes. However, since an abstention is not treated as a “vote” for or against the matter, it will have no effect on the outcome of the vote on either matter.

Proposal No. 1

ELECTION OF DIRECTORS

Five directors are to be elected at the Annual Meeting. All directors hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified.

It is intended that votes pursuant to the enclosed proxy will be cast for the election of the five nominees named below. In the event that any such nominee should become unable or unwilling to serve as a director, the Proxy will vote for the election of an alternate candidate, if any, as shall be designated by the Board. Our Board has no reason to believe these nominees will be unable to serve if elected. Each nominee has consented to being named in this Proxy Statement and to serve if elected. All five nominees are currently members of our Board. There are no family relationships among any of the executive officers or directors of the Company.

Our director nominees and their respective ages as of the Record Date are as follows:

Name	Age	Position

Assaf Ran	49	Founder, Chairman of the Board, Chief Executive Officer and President

Michael Jackson (1)(2)	50	Director

Eran Goldshmit (1)	48	Director

Mark Alhadeff	51	Director

Lyron Bentovim (3)	45	Director

__________

(1) Member of the Compensation Committee, Audit Committee and Nominating Committee.

(2) Chairman of the Audit Committee.

(3) Member of the Audit Committee.

Set forth below is a brief description of the background and business experience of our director nominees:

Assaf Ran, our founder, has been our chief executive officer and president since our inception in 1989. Mr. Ran has 26 years of senior management experience leading public and private businesses. Mr. Ran started several yellow page businesses and managed each one of them successfully. Mr. Ran’s professional experience and business background , his contacts and business relationships, and the fact that he is our founder and has been our only chief executive officer give him the expertise needed to serve as one of our directors.

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Michael J. Jackson has been a member of our board of directors since July 2000. Since April 2007, he has been the chief financial officer and the executive vice president of iCrossing, Inc., a digital marketing agency. From October 1999 to April 2007, he was the executive vice president and chief financial officer of AGENCY.COM, a global Internet professional services company. He served as the chief accounting officer of AGENCY.com from May 2000 and as its corporate controller from August 1999 until September 2001. From October 1994 until August 1999, Mr. Jackson was a manager at Arthur Andersen, LLP and Ernst and Young. Mr. Jackson also served on the New York State Society Auditing Standards and Procedures Committee from 1998 to 1999 and served on the New York State Society’s SEC Committee from 1999 to 2001. Mr. Jackson holds an M.B.A. in Finance from Hofstra University and is a certified public accountant. For the five years ending May 2008, Mr. Jackson was a member of the board of directors of Adstar, Inc. (OTC PINK: ADST). Mr. Jackson’s professional experience and background with other companies and with us have given him the expertise needed to serve as one of our directors

Eran Goldshmit has been a member of our board of directors since March 1999. Mr. Goldshmit received certification as a financial consultant in February 1993 from the School for Investment Consultants, Tel Aviv, Israel, and a BA in business administration from the University of Humberside, England, in December 1998. From December 1998 until July 2001, Mr. Goldshmit was the general manager of the Carmiel Shopping Center in Carmiel, Israel. Since August 2001, he has been the president of the New York Diamond Center, New York, NY. Mr. Goldshmit’s professional experience and background with other companies and with us have given him the expertise needed to serve as one of our directors.

Mark Alhadeff has been a member of our board of directors since December 2005. He also served as the chief technology officer of DAG Interactive, Inc. Mr. Alhadeff is a co-founder of Ocean-7 Development, Inc., a technology corporation in the business of providing programming services as well as web development services and database solutions and has served as its president since its formation in 1996. Prior to founding Ocean-7, Mr. Alhadeff served as a consultant to various publishers, worked as an art director and was actively involved in creating and implementing the transition to digital production methodologies before they became common industry practice. Mr. Alhadeff is a Stony Brook University graduate. Mr. Alhadeff’s business experience and background with other companies and with us have given him the expertise needed to serve as one of our directors.

Lyron Bentovim has been a member of our board of directors since December 2008. Mr. Bentovim currently is the chief operating officer and chief financial officer of Top Image Systems (Nasdaq: TISA), a position he held since August 2014. From March 2014 through July 2014, he served in a similar capacity at NIThealth. From July 2013 to January 2014 Mr. Bentovim served as chief financial officer and chief operating officer and managing director at Cabrillo Advisors. From August 2009 until July 2012, Mr. Bentovim has served as the chief operating officer and the chief financial officer of Sunrise Telecom Inc, a leader in test and measurement solutions for telecom, wireless and cable networks. From January 2002 through August 2009, Mr. Bentovim was a portfolio manager for Skiritai Capital LLC, an investment advisor based in San Francisco. Mr. Bentovim has over 20 years of industry experience, including his experience as a member of the board of directors at RTW Inc., Ault Inc, Top Image Systems, Three-Five Systems Inc., Sunrise Telecom, Inc. and Argonaut Technologies Inc. Prior to his position in Skiritai Capital LLC, Mr. Bentovim served as the president, chief operating officer and co-founder of WebBrix Inc. Additionally Mr. Bentovim was a senior engagement manager with strategy consultancies USWeb/CKS, the Mitchell Madison Group LLC and McKinsey & Company Inc. Mr. Bentovim has a MBA from Yale School of Management and a law degree from the Hebrew University. Mr. Bentovim's professional experience and background with other companies and with us have given him the expertise needed to serve as one of our directors.

The Board recommends a vote FOR the election of each of the director nominees and proxies that are signed and returned will be so voted

unless otherwise instructed.

*     *     *     *     *

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EXECUTIVE OFFICERS

The following table identifies our executive officers as of the Record Date:

Name	Age	Position	In Current Position Since
Assaf Ran (1)	49	President and Chief Executive Officer	1989

Vanessa Kao (2)	37	Chief Financial Officer, Vice President, Treasurer and Secretary	2011

(1)	Mr. Ran’s biographical information is provided above.
(2)	Ms. Kao has been our chief financial officer, vice president, treasurer and secretary since rejoining us in June 2011. From July 2004 through April 2006 she served as our assistant chief financial officer. From April 2006 through December 2013, she was the chief financial officer of DAG Jewish Directories, Inc. Since January 2014, she has also served as the chief financial officer of Jewish Marketing Solutions, LLC. Ms. Kao holds a M.B.A. in Finance and MIS/E-Commerce from the University of Missouri and a Bachelor degree of Business Administration in Finance from the National Taipei University in Taiwan.

Code of Ethics

The Board has adopted a written Code of Ethics that applies to all directors, officers and employees of the Company and is available on our Web site, which is located at www.manhattanbridgecapital.com. In addition, we intend to post on our Web site all disclosures that are required by law or NASDAQ stock market (the “NASDAQ”) listing standards concerning any amendments to, or waivers from, any provision of our Code of Ethics.

Director Independence

The members of our Board are Assaf Ran, Michael J. Jackson, Eran Goldshmit, Mark Alhadeff, and Lyron Bentovim. The Board has determined, in accordance with NASDAQ’s Stock Market Rules, that: (i) Messrs. Jackson, Goldshmit and Bentovim (the “Independent Directors”) are independent and represent a majority of its members; (ii) Messrs. Jackson, Goldshmit and Bentovim, as the members of the Audit Committee, are independent for such purposes; and (iii) Messrs. Jackson and Goldshmit, as the members of the Compensation Committee, are independent for such purposes. In determining director independence, our Board applies the independence standards set by the NASDAQ. In its application of such standards the Board takes into consideration all transactions with Independent Directors and the impact of such transactions, if any, on any of the Independent Directors’ ability to continue to serve on our Board. To that end, for the fiscal year ended 2014, our Board considered the options awarded to the Independent Directors disclosed below and determined that those transactions were within the limits of the independence standards set by NASDAQ and did not impact their ability to continue to serve as Independent Directors.

Board and Committees

During fiscal year 2014, the Board held three meetings, our Audit Committee held four meetings, our Compensation Committee held one meeting, and our Corporate Governance and Nominating Committee Nominating Committee did not meet.

All directors attended or participated in at least 85.7% of the aggregate number of meetings of the Board and of the Board’s committees on which each applicable director served.

It is the Company's policy that directors are invited and encouraged to attend the Annual Meeting. All of our then current directors attended our annual meeting held in 2014.

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Committees of the Board of Directors

We have three standing committees: an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. Each committee is made up entirely of independent directors as defined under the NASDAQ Stock Market Rules. The members of the Audit Committee are Michael Jackson, who serves as chairman, Eran Goldshmit and Lyron Bentovim. The members of the Compensation Committee and the Corporate Governance and Nominating Committee are Michael Jackson and Eran Goldshmit. Current copies of each committee’s charter are available on our website at www.manhattanbridgecapital.com .

Audit Committee.   The Audit Committee oversees our accounting and financial reporting processes, internal systems of accounting and financial controls, relationships with auditors and audits of financial statements. Specifically, the Audit Committee’s responsibilities include the following:

•	selecting, hiring and terminating our independent auditors;

•	evaluating the qualifications, independence and performance of our independent auditors;

•	approving the audit and non-audit services to be performed by the independent auditors;

•	reviewing the design, implementation and adequacy and effectiveness of our internal controls and critical policies;

•	overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and other accounting matters;

•	with management and our independent auditors, reviewing any earnings announcements and other public announcements regarding our results of operations; and

•	preparing the report that the Securities and Exchange Commission (“SEC”) requires in our annual proxy statement.

The members of the Audit Committee are Michael Jackson, who serves as chairman, Eran Goldschmidt and Lyron Bentovim. The Board has determined that Michael Jackson is qualified as an Audit Committee Financial Expert pursuant to Item 407(d)(5) of Regulation S-K. Each Audit Committee member is independent, as that term is defined in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and their relevant experience is more fully described above.

Compensation Committee.   The Compensation Committee assists the Board in determining the compensation of our officers and directors. Specific responsibilities include the following:

•	approving the compensation and benefits of our executive officers;

•	reviewing the performance objectives and actual performance of our officers; and

•	administering our stock option and other equity and incentive compensation plans.

The Compensation Committee is comprised entirely of directors who satisfy the standards of independence applicable to compensation committee members established under 162(m) of the Internal Revenue Code of 1986, as amended, and Section 16(b) of the Exchange Act.

Corporate Governance and Nominating Committee.   The corporate governance and nominating committee assists the Board by identifying and recommending individuals qualified to become members of the Board. Specific responsibilities include the following:

•	evaluating the composition, size and governance of our Board and its committees and making recommendations regarding future planning and the appointment of directors to our committees;

•	establishing a policy for considering shareholder nominees to our Board;

•	reviewing our corporate governance principles and making recommendations to the Board regarding possible changes; and

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•	reviewing and monitoring compliance with our code of ethics and insider trading policy.

Audit Committee Report

The Audit Committee oversees our financial reporting process on behalf of the Board. The Audit Committee consists of three members of the Board who meet the independence and experience requirements of NASDAQ and the SEC.

The Audit Committee retains our independent registered public accounting firm and approves in advance all permissible non-audit services performed by them and other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements, the adoption and disclosure of our critical accounting estimates and generally oversees the relationship of the independent registered public accounting firm with our Company.

The Audit Committee reviewed our audited financial statements for the year ended December 31, 2014, and met with management to discuss such audited financial statements. The Audit Committee has discussed with Hoberman & Lesser, LLP (“H&L”), our independent accountants, the matters required to be discussed pursuant to applicable auditing standards. The Audit Committee has received the written disclosures and the letter from H&L required by the Public Company Accountant Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with H&L its independence from us and our management. H&L had full and free access to the Audit Committee. Based on its review and discussions, the Audit Committee recommended to the Board that our audited financial statements for the year ended December 31, 2014 be included in our Annual Report on Form 10-K for the year then ended for filing with the SEC.

AUDIT COMMITTEE:

Michael J. Jackson, Chairman
Eran Goldshmit
Lyron Bentovim

The above Audit Committee report is not deemed to be “soliciting material,” and is not “filed” with the SEC.

Board Leadership Structure

Mr. Ran has served as Chairman of the Board, Chief Executive Officer and President since our inception in 1989.  Our By-Laws give the Board the flexibility to determine whether the roles of Chairman and Chief Executive Officer should be held by the same person or by two separate individuals.  Each year, the Board evaluates our leadership structure and determines the most appropriate structure for the coming year based upon its assessment of our position, strategy, and our long term plans.  The Board also considers the specific circumstances we face and the characteristics and membership of the Board.  At this time, the Board has determined that having Mr. Ran serve as both the Chairman and Chief Executive Officer is in the best interest of our stockholders.  We believe this structure makes the best use of the Chief Executive Officer’s extensive knowledge of our business and personnel, our strategic initiatives and our industry, and also fosters real-time communication between management and the Board.

The Board’s Oversight of Risk Management

 The Board recognizes that companies face a variety of risks, including credit risk, liquidity risk, strategic risk, and operational risk. The Board believes an effective risk management system will (1) timely identify the material risks that we face, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board committee, (3) implement appropriate and responsive risk management strategies consistent with the our risk profile, and (4) integrate risk management into our decision-making.  The Board encourages and management promotes a corporate culture that incorporates risk management into our corporate strategy and day-to-day business operations. The Board also continually works, with the input of our management and executive officers, to assess and analyze the most likely areas of future risk for us.

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Communications with Directors

The Board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member (or all members) of the Board, or the non-management directors as a group, any Board committee or any chair of any such committee by mail or electronically. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to c/o Corporate Secretary, Manhattan Bridge Capital, Inc., 60 Cutter Mill Road, Great Neck, New York 11021.

All communications received as set forth in the preceding paragraph will be opened by the Secretary of the Company for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Company Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

COMPENSATION OF DIRECTORS

Each non-employee director is granted, upon first being elected as a member of the board of directors and each time they are re-elected, five-year options to purchase 7,000 Common Shares at an exercise price equal to the fair market value of a common share on the date of grant. Each also receives cash compensation of $600 per board meeting attended and $300 for any other committee participation. Assaf Ran and Mark Alhadeff do not receive compensation in connection with their positions on our board of directors.

The table below sets forth compensation paid to each of our directors (other than Mr. Ran) for the year ended December 31, 2014.

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Total ($)
Michael Jackson (2)	3,000	5,034	8,034
Phillip Michals (3)	1,500	—	1,500
Eran Goldshmit (2)	3,000	5,034	8,034
Mark Alhadeff (4)	—	—	—
Lyron Bentovim (5)	2,100	5,034	7,134

(1)	Represents an option to purchase 7,000 Common Shares. Valuation is based on ASC Topic 718. The assumptions underlying valuation of equity awards are set forth in note 11 to our financial statements included in our annual report on Form 10-K for the year ended December 31, 2014, provided with this proxy statement.
(2)	At December 31, 2014, each of Messrs. Jackson and Goldshmit held stock options to purchase an aggregate of 35,000 shares of Common Shares at exercise prices ranging from $1.02 to $2.92 per share.
(3)	Resigned, effective on April 2, 2014.
(4)	Not an Independent Director.
(5)	At December 31, 2014, Mr. Bentovim held stock options to purchase 7,000 Common Shares at an exercise price of $ 2.92 per share.

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Executive Compensation

The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the years ended December 31, 2014 and 2013 by Assaf Ran, our chief executive officer (the “named executive officer”) and sole executive officer whose salary during the last completed fiscal year exceeded $100,000.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Non Equity Incentive Plan Compensation	All Other Compensation (1)	Total
Assaf Ran, chief executive	2014	$225,000	$35,000	$6,750	$6,750	$266,750
officer and president	2013	$225,000	$65,000	$6,750	$6,750	$296,750

(1)	Company’s matching contributions are made pursuant to a simple master IRA plan.

Employment Contract

In March 1999, we entered into an employment agreement with Assaf Ran, our President and Chief Executive Officer pursuant to which: (i) Mr. Ran’s employment term renews automatically on June 30th of each year for successive one-year periods unless either party gives to the other written notice at least 180 days prior to June 30th of its intention to terminate the agreement; (ii) Mr. Ran receives an annual base salary of $225,000 and annual bonuses as determined by the Compensation Committee of the Board, in its sole and absolute discretion, and is eligible to participate in all executive benefit plans established and maintained by us; and (iii) Mr. Ran agreed to a one-year non-competition period following the termination of his employment. If the employment agreement is terminated by Mr. Ran for “good reason” (as defined in the employment agreement) he shall be paid (1) his base compensation up to the effective date of such termination; (2) his full share of any incentive compensation payable to him for the year in which the termination occurs; and (3) a lump sum payment equal to 100% of the average cash compensation paid to, or accrued for, him in the two calendar years immediately preceding the calendar year in which the termination occurs.

Restricted Stock Grant

On September 9, 2011, upon shareholders approval at the 2011 annual meeting of shareholders, we granted 1,000,000 restricted Common Shares (the “Restricted Shares”) to Mr. Ran, our chief executive officer. Under the terms of the restricted shares agreement (the “Restricted Shares Agreement”), Mr. Ran agreed to forfeit options held by him exercisable for an aggregate of 280,000 Common Shares with exercise prices above $1.21 per share and agreed not to exercise additional options held by him for an aggregate of 210,000 Common Shares with exercise prices below $1.21 per share (the “Remaining Options”). Until their expiration, Mr. Ran will be required to forfeit approximately 4.76 Restricted Shares for each common share issued upon any exercise of the Remaining Options. In addition, Mr. Ran may not sell, convey, transfer, pledge, encumber or otherwise dispose of the Restricted Shares until the earliest to occur of the following: (i) September 9, 2026, with respect to 1/3 of the Restricted Shares, September 9, 2027 with respect to an additional 1/3 of the Restricted Shares and September 9, 2028 with respect to the final 1/3 of the Restricted Shares; (ii) the date on which Mr. Ran’s employment is terminated by us for any reason other than for “Cause” (i.e., misconduct that is materially injurious to us monetarily or otherwise, including engaging in any conduct that constitutes a felony under federal, state or local law); or (iii) the date on which Mr. Ran’s employment is terminated on account of (A) his death; or (B) his disability, which, in the opinion of his personal physician and a physician selected by us prevents him from being employed with us on a full-time basis (each such date being referred to as a “Risk Termination Date”). If at any time prior to a Risk Termination Date Mr. Ran’s employment is terminated by us for Cause or by Mr. Ran voluntarily for any reason other than death or disability, Mr. Ran will forfeit that portion of the Restricted Shares which have not previously vested. Mr. Ran will have the power to vote the Restricted Shares and will be entitled to all dividends payable with respect to the Restricted Shares from the date the Restricted Shares are issued.

In connection with the Compensation Committee’s approval of the foregoing grant of Restricted Shares, the Compensation Committee consulted with and obtained the concurrence of independent compensation experts and informed Mr. Ran that it had no present intention of continuing its prior practice of annually awarding stock options to Mr. Ran as CEO. Also Mr. Ran, advised the Compensation Committee that he would not seek future stock option grants.

8

Termination and Change of Control Arrangements

In the event of termination, Mr. Ran does not receive any severance and any non-vested options are automatically forfeited. If at any time prior to a Risk Termination Date Mr. Ran’s employment is terminated by us for cause or by Mr. Ran voluntarily for any reason other than death or disability, Mr. Ran will forfeit that portion of the Restricted Shares which have not previously vested. If Mr. Ran is terminated for any reason other than for cause, the Restricted Shares become immediately transferable.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding equity awards by the named executive officer as of December 31, 2014.

Name	Year	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Assaf Ran Chief Executive Officer and President	2011	1,000,000	4,030,000	(1)(2)

(1)	Calculated based on the closing market price of $4.03 at the end of the last completed fiscal year on December 31, 2014.

(2)	Mr. Ran may not sell, convey, transfer, pledge, encumber or otherwise dispose of the Restricted Shares until the earliest to occur of the following: (i) September 9, 2026, with respect to 1/3 of the Restricted Shares, September 9, 2027 with respect to an additional 1/3 of the Restricted Shares and September 9, 2028 with respect to the final 1/3 of the Restricted Shares; (ii) the date on which Mr. Ran’s employment is terminated by us for any reason other than for “Cause;” or (iii) on a Risk Termination Date. If at any time prior to a Risk Termination Date Mr. Ran’s employment is terminated by us for Cause or Mr. Ran voluntarily terminates his employment for any reason other than death or disability, Mr. Ran will forfeit that portion of the Restricted Shares which have not previously vested.

Equity Compensation Plan Information

On June 23, 2009 we adopted the 2009 Stock Option Plan (the “Plan”) which replaced the 1999 Stock Option Plan as amended (the “Prior Plan”), which expired in May of 2009. All options granted under the Prior Plan were expired, exercised or cancelled.

The following table summarizes the options granted under the Plan as of December 31, 2014. The shares covered by outstanding options are subject to adjustment for changes in capitalization, stock splits, stock dividends and similar events.

	Equity Compensation Plan Table
	Number of securities(1) to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities(1) remaining available for future issuance under equity compensation plans
Equity Compensation Plans Approved By Security Holders
Grants under the Company’s 2009 Stock Option Plan	82,000	$1.68	241,000
Equity Compensation Plans Not Requiring Approval By Security Holders
Aggregate Individual Option Grants	92,719	$3.49	N/A
Total	174,719	$2.64	241,000

(1) Reflects common shares.

9

The Aggregate Individual Option Grants referred to in the table above include: (i) 5-year warrants to purchase 5,000 Common Shares at an exercise price of $2.30 per share which expire on June 24, 2015; and (ii) 5-year warrants to purchase 87,719 Common Shares, with an exercise price of $3.5625 per Common Share, issued to the representative of the underwriters of the Company’s public offering in July 2014 (the “ Representative Warrants”).  The Representative Warrants are exercisable at any time, and from time to time, in whole or in part, commencing on July 28, 2015 and expire on July 28, 2019.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the best of the Company’s knowledge, based solely on review of the copies of such forms furnished to the Company, or written representations that no other forms were required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% stockholders were complied with during the year ended December 31, 2014.

Certain Relationships and Related Transactions

In September 2013, we borrowed $160,000 from the parent of a member of the Board who has since resigned from the Board. The loan is evidenced by a non-recourse promissory note bearing interest at the rate of 10% per annum and having a maturity date of September 1, 2015. Interest expense on this loan amounted to $16,000 and $4,978, respectively, for years ended December 31, 2014 and 2013.

In 2013, Mr. Ran made five separate loans to us in amounts ranging from $50,000 to $100,000, bearing interest at the rate of 6% per annum. All of these loans were repaid by us as of December 31, 2013. The aggregate interest expense for these loans was $1,124.

In 2014, Mr. Ran made seven separate loans to us in amounts ranging from $50,000 to $250,000, bearing interest at the rate of 6% per annum. At December 31, 2014, the outstanding balance of such loans is $50,000. The aggregate interest expense for these loans was $5,867.

In January 2015, Mr. Ran made three separate loans to us in the aggregate amount of $1,050,000, at an interest rate of 6% per annum. All the loans from Mr. Ran were repaid in full on February 27, 2015. The aggregate interest expense for these loans was $8,817.

In February 2015, Mr. Ran personally guaranteed the repayment of all amounts up to $14.0 million due under our new credit line with the Webster Business Credit Corporation (“Webster”). He also personally guaranteed the repayment of all amounts due under our prior credit line with Sterling National Bank, which we repaid in full on February 27, 2015 upon obtaining the Webster credit line.

Security Ownership of Certain Beneficial Owners

The following table, together with the accompanying footnotes, sets forth information, as of the Record Date, regarding the beneficial ownership of our Common Shares by all persons known by us to beneficially own more than 5% of our outstanding Common Shares, each named executive officer, each director, and all of our directors and officers as a group:

Name of Beneficial Owner (1)	Title of Class	Amount of Beneficial Ownership (2)	Percentage of Class

Executive Officers and Directors
Assaf Ran (3)	Common	2,511,000	41.19%
Michael Jackson (4)	Common	49,000	*
Eran Goldshmit (5)	Common	42,000	*
Mark Alhadeff	Common	60,000	*
Lyron Bentovim (6)	Common	61,845	1.01%
All officers and directors as a group (6 persons) (7)	Common	2,727,845	44.24%

* Less than 1%

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(1)	Unless otherwise provided, the address of each of the individuals above is c/o Manhattan Bridge Capital, Inc., 60 Cutter Mill Road, Suite 205, Great Neck, New York 11021.

(2)	A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from the Record Date upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the Record Date upon have been exercised or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned. All percentages are determined based on 6,096,089 shares outstanding on the Record Date.

(3)	Includes 1,000,000 Restricted Shares granted to Mr. Ran on September 9, 2011, which was approved by shareholders at our 2011 annual meeting of shareholders. Mr. Ran may not sell, convey, transfer, pledge, encumber or otherwise dispose of the Restricted Shares until the earliest to occur of the following: (i) September 9, 2026, with respect to 1/3 of the Restricted Shares, September 9, 2027 with respect to an additional 1/3 of the Restricted Shares and September 9, 2028 with respect to the final 1/3 of the Restricted Shares; (ii) the date on which Mr. Ran’s employment is terminated by us for any reason other than for “Cause;” or (iii) on a Risk Termination Date. If at any time prior to a Risk Termination Date Mr. Ran’s employment is terminated by us for Cause or Mr. Ran voluntarily terminates his employment for any reason other than death or disability, Mr. Ran will forfeit that portion of the Restricted Shares which have not previously vested.

(4)	Includes an aggregate of 28,000 shares underlying options at exercise prices ranging from $1.02 to $2.92 per share.

(5)	Includes an aggregate of 35,000 shares underlying options at exercise prices ranging from $1.02 to $2.92 per share.

(6)	Includes 7,000 shares underlying options at an exercise price of $2.92 per share.

(7)	Includes an aggregate of 70,000 shares underlying options beneficially owned by officers and directors as a group.

Proposal No. 2

Advisory approval OF THE APPOINTMENT OF INDEPENDENT AUDITORS

H&L has been our independent registered public accounting firm since November 2014 when Hoberman, Goldstein & Lesser, CPAs, P.C. (“HG&L”), our independent registered public accounting firm at the time, effectively resigned when the ownership interest in HG&L changed and formed H&L as a new successor entity to HG&L. As a result, H&L was engaged as our new independent registered public accounting firm. One or more representatives of H&L is expected to be at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from our stockholders.

Selection of the independent accountants is not required to be submitted to a vote of our stockholders for ratification. In addition, the Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent auditors. The Audit Committee expects to appoint H&L to serve as independent auditors to conduct an audit of our accounts for the 2015 fiscal year. However, the Board is submitting this matter to our stockholders as a matter of good corporate practice. If the stockholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will take that into consideration when deciding whether to retain H&L, and may retain that firm or another without re-submitting the matter to the stockholders. Even if stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in our and our stockholders’ best interests.

The Board recommends a vote FOR this proposal

and proxies that are signed and returned will be so voted

unless otherwise instructed

*               *               *               *               *

11

Independent Registered Public Accounting Firm Fees and Other Matters

The aggregate fees billed by HG&L, our former principal accounting firm for the fiscal years ended December 31, 2014 and 2013 are set for the below. We did not incur any fees from H&L, successor to HG&L and our principal accounting firm, during fiscal years ended December 31, 2014 and 2013.

(a)          Audit Fees

2014

The aggregate fees incurred during 2014 were $59,000, covering the audit of our annual financial statements and the review of our financial statements for the first, second and third quarters of 2014, all of which were paid to HG&L

2013

The aggregate fees incurred during 2013 were $57,500, covering the audit of our annual financial statements and the review of our financial statements for the first, second and third quarters of 2013, all of which were paid to HG&L.

(b)          Audit-Related Fees

There were no audit-related fees billed by our principal accountant during 2014 or 2013.

(c)          Tax Fees

Tax fees of $3,000 were billed by HG&L in 2014 for preparing the 2013 tax return.

Tax fees of $3,000 were billed by HG&L in 2013 for preparing the 2012 tax return.

(d)          All Other Fees

No other fees, beyond those disclosed above, were billed during 2014 or 2013 except that, in 2014, we were billed $29,700 by HG&L for services rendered in connection with our Registration Statement on Form S-11 for our public offering in July 2014.

Pre-Approval Policies and Procedures

Our Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

The Audit Committee has also delegated to the chairman of the Audit Committee the authority to approve any audit or non-audit services to be provided to us by our independent registered public accounting firm. Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

MISCELLANEOUS

Other Matters

Management knows of no matter other than the foregoing to be brought before the Annual Meeting, but if such other matters properly come before the meeting, or any adjournment thereof, the persons named in the accompanying form of proxy will vote such proxy on such matters in accordance with their best judgment.

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Solicitation of Proxies

The entire cost of the solicitation of proxies will be borne by the Company. Proxies may be solicited by directors, officers and regular employees of the Company, without extra compensation, by telephone, telegraph, mail or personal interview. Solicitation is not to be made by specifically engaged employees or paid solicitors. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for sending proxies and proxy material to the beneficial owners of its Common Stock.

Stockholder Proposals for the 2016 Annual Meeting of Stockholders

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2016 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 60 Cutter Mill Road, Great Neck, New York 11021, in writing not later than February 9, 2016.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: 60 Cutter Mill Road, Great Neck, New York 11021, (516) 444-3400. If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the above address and phone number.

The accompanying proxy is solicited by and on behalf of our Board, whose notice of meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us.

In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by our directors, officers and other employees who will not be specially compensated for these services.

We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2014, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR STOCKHOLDERS OF RECORD ON THE RECORD DATE AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO OUR SECRETARY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

By order of the Board of Directors

Vanessa Kao
Secretary
Great Neck, New York
June 9, 2015

13

Appendix A

MANHATTAN BRIDGE CAPITAL, INC.

This proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders

to be held on Tuesday, July 7, 2015

The undersigned hereby constitutes and appoints Assaf Ran and Vanessa Kao, with full power of substitution, as proxies of the undersigned to attend the Annual Meeting of Stockholders of Manhattan Bridge Capital, Inc. (the “Company”) to be held on Tuesday, July 7, 2015 at 9:00 a.m. Eastern Daylight Time, at the offices of Morse, Zelnick, Rose & Lander, LLP, 825 Third Avenue, 16th Floor, New York, New York 10022, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the Notice and Proxy Statement for the Annual Meeting, and in their discretion upon such other matters as may come before the meeting.

(Continued and to be signed on reverse side)

Annual Meeting of Stockholders of

MANHATTAN BRIDGE CAPITAL, INC.

Tuesday, July 7, 2015

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON TUESDAY, JULY 7, 2015

The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement are also available at http://www.manhattanbridgecapital.com/meeting-2015.html

Please mark, date, sign and mail your

proxy card back as soon as possible!

↓ Please Detach and Mail in the Envelope Provided↓

————————————————————————————————————

Please mark your
votes as in this
example. A	☒

The Board of Directors recommends a vote FOR all the nominees listed

1. ELECTION OF DIRECTORS	NOMINEES:	Assaf Ran
Michael Jackson
Eran Goldshmit
Mark Alhadeff
Lyron Bentovim

FOR all nominees	☐	WITHHOLD	☐
listed at right (except		AUTHORITY
as marked to the		to vote for all
contrary below)		nominees listed at right

Instruction: To withhold authority to vote for any individual nominee(s), write that nominee(s) name on the line below.

The Board of Directors recommends a vote FOR Proposal 2.

2.	Advisory approval of the appointment of Hoberman & Lesser, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2015.

FOR ☐	AGAINST ☐	ABSTAIN ☐

The shares represented by this Proxy will be voted as directed or if no direction is indicated, will be voted FOR all the nominees listed in Proposal 1 and FOR Proposal 2.

The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

Signature of Stockholder__________________________________ Dated: ____________________, 2015

NOTE: DATE AND SIGN EXACTLY AS NAME APPEARS HEREON. EACH JOINT TENANT MUST SIGN. WHEN SIGNING AS ATTORNEY, EXECUTER, TRUSTEE, ETC., GIVE FULL TITLE. IF SIGNER IS CORPORATION, SIGN IN FULL CORPORATE NAME BY AUTHORIZED OFFICER. IF SIGNER IS A PARTNERSHIP, SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

I WILL ☐	WILL NOT ☐	ATTEND THE MEETING